UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 24, 2003


                            THE SERVICEMASTER COMPANY
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)



    Delaware                         1-14762                36-3858106
    --------                         -------                ----------
 (State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
   of Incorporation)                                    Identification Number)



     3250 Lacey Road, Downers Grove, Illinois                           60515
     ----------------------------------------                           -----
     (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: (630) 663-2000
                                                            --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial statements of the businesses acquired.

        Not applicable.

(b)     Pro forma financial information.

        Not applicable.

(c)     Exhibits:

        99.1     Press Release issued by The ServiceMaster Company on April 24,
2003.

        99.2     Quarterly Consolidated Statements of Income for 2002 and 2001

        99.3     Quarterly Business Segment Disclosures for 2002 and 2001

Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition.

     The following information is being furnished under Item 12 of Form 8-K: On April 24, 2003, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     As disclosed in the Company's previously filed 2002 Form 10-K, the Company has restated its consolidated financial statements for 2001 as well as the previously reported quarterly results for 2002 and 2001. Exhibits 99.2 and 99.3 provide restated quarterly consolidated statements of income for 2002 and 2001 and restated quarterly business segment disclosures for 2002 and 2001, respectively.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE SERVICEMASTER COMPANY


Date:  April 24, 2003              By:  /s/  Steven C. Preston
                                   --------------------------------------------
                                   Steven C. Preston
                                   Executive Vice President and
                                   Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit
------   ----------------------
99.1     Press Release issued by The ServiceMaster Company on April 24, 2003
99.2     Quarterly Consolidated Statements of Income for 2002 and 2001
99.3     Quarterly Business Segment Disclosures for 2002 and 2001




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